UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) reconvened its Annual Meeting of Shareholders (the “Annual Meeting”) on September 15, 2023. The Annual Meeting was initially called to order on July 27, 2023, and was adjourned until September 15, 2023 to permit additional time to solicit shareholder votes for the proposal described below.

As of May 31, 2023, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 54,747,525 shares of common stock were eligible to be voted, and 29,765,339 of those shares were voted in person or by proxy at the reconvened Annual Meeting. Shareholders were asked to consider and act upon the following proposal, which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 2, 2023:

•	Proposal No. 2 – to authorize flexibility for CION, with the approval of CION’s board of directors, to offer and sell shares of common stock, up to 25% of CION’s outstanding shares, at a price below net asset value during the 12 months following shareholder approval, subject to certain limitations described in the proxy statement (the “Share Issuance Proposal”).

The Share Issuance Proposal was approved by CION’s shareholders at the reconvened Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	20,133,352
Votes Against	7,847,103
Abstentions	1,784,884
Broker Non-Votes	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	September 15, 2023	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).